UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 13, 2015

LAREDO PETROLEUM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Laredo Petroleum, Inc. and its subsidiaries (collectively, the “Company” or “we”) are finalizing the Company’s financial and production results for the three months ended March 31, 2015, and have included below a preliminary production guidance estimate that we expect to report for the first quarter of 2015. Our actual results will be different, and could differ materially, from this estimate due to the completion of our financial closing procedures, final adjustments and other developments that may arise between now and the time the results for our first quarter are finalized. The preliminary estimate for our production for the three months ended March 31, 2015 is 4.27 million barrels of oil equivalent.

The estimate above represents the most current information available to management. However, our financial closing procedures for the month and quarter ended March 31, 2015 are not yet complete and, as a result, our final results will vary from this preliminary estimate. Such variances may be material; accordingly, you should not place undue reliance on this preliminary estimate. This estimate for the three months ended March 31, 2015 is not necessarily indicative of any future period and should be read together with “Risk Factors,” “Cautionary Statement Regarding Forward-Looking Statements,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Selected Historical Financial Data” and our audited consolidated financial statements and notes thereto included in our annual report on Form 10-K for the year ended December 31, 2014 and our Current Reports on Form 8-K.

The preliminary data included in this Current Report on Form 8-K has been prepared by, and is the responsibility of, our management, and has not been reviewed or audited by our independent registered public accounting firm or independent reserve engineers. Accordingly, our independent registered public accounting firm and independent reserve engineers do not express an opinion or any other form of assurance with respect to this preliminary data.

We expect our closing procedures with respect to the three months ended March 31, 2015 to be completed in May 2015.

The information set forth in Item 7.01 below and the press release and Presentation (as defined below) attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, are incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 (including Exhibits 99.1 and 99.2) is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01. Regulation FD Disclosure.

On April 13, 2015, the Company issued a press release disclosing updated guidance and activities, referencing the previously announced joint development opportunity involving a portion of our Permian-Garden City properties and further referencing our investor meeting held on April 13, 2015. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

On April 13, 2015, the Company posted to its website the corporate presentation (the “Presentation”) that was presented at our investor meeting on the same date. The Presentation is available on our website, www.laredopetro.com, and is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

All statements in the press release and the Presentation, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and the Company’s other filings with the Securities and Exchange Commission for a discussion of other risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this report (including Exhibits 99.1 and 99.2) is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Press release.
99.2	Corporate presentation, dated April 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: April 13, 2015	By:	/s/ Kenneth E. Dornblaser
Kenneth E. Dornblaser
Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release.
99.2	Corporate presentation, dated April 13, 2015.